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AXA Equitable Life Insurance Company

SUPPLEMENT DATED SEPTEMBER 13, 2013 TO THE CURRENT PROSPECTUSES AND SUPPLEMENTS TO THE PROSPECTUSES FOR:

..   EQUI-VEST(R) (SERIES 201)
..   EQUI-VEST(R) STRATEGIES/SM/ (SERIES 900)
..   EQUI-VEST(R) STRATEGIES/SM/ (SERIES 901)

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This Supplement modifies certain information in the above-referenced current
Prospectus. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding the addition of a managed account service.

Please note the following updates to the Prospectus:

1. ADDITION OF PRONVEST MANAGED ACCOUNT SERVICE:

PRONVEST MANAGED ACCOUNT SERVICE

AXA Equitable offers access to managed account services through ProNvest, Inc., an unaffiliated third party. ProNvest is an independent registered investment advisory firm that assists retirement plan participants with goal-based advice and money management services.

If available under your employer's plan, you may enroll in ProNvest's managed account service to manage your participant account. ProNvest will allocate assets invested in your participant account among the Non-Personal Income Benefit and Personal Income Benefit variable investment options, the guaranteed interest option, and the Structured Investment Option based on a customized investment plan created for you from information you provide to ProNvest. Generally, ProNvest will adjust your allocations every quarter or as the market changes.

You should be aware that during your enrollment in the ProNvest managed account service, YOU WILL NOT HAVE THE ABILITY TO TRANSFER OR RE-ALLOCATE YOUR ASSETS INVESTED IN YOUR PARTICIPANT ACCOUNT. If you wish to make a transfer or re-allocate your assets, you must terminate your enrollment in the ProNvest managed account service. Once, terminated, you may not re-enroll in the service. In addition, if you enroll in the ProNvest managed account service, automated programs including dollar cost averaging and asset rebalancing will be terminated. However, the Automatic RMD withdrawal and systematic withdrawal options will continue to be available.

If you invested in the Structured Investment Option and specified a Performance Cap Threshold or provided special maturity instructions, those elections will be terminated if you enroll in the ProNvest managed account service.

If you enroll in the ProNvest managed account service, ProNvest will charge a quarterly fee at an annual rate up to 1.25% of your Non-Personal Income Benefit variable investment options. The amount of the fee may be lower and varies among broker-dealers. We will deduct this fee pro rata from your Non-Personal Income Benefit variable investment options and guaranteed interest option first, then from the account for special dollar cost averaging. If those amounts are insufficient, we will deduct this charge pro rata from your fixed maturity options, if any. We will not deduct this fee from amounts invested in the Personal Income Benefit variable investment options.

You may terminate the ProNvest managed account service at any time by contacting ProNvest. Visit www.ProNvest.com for information on contacting ProNvest and communicating your instructions.

For additional information or to enroll in the ProNvest managed account service, contact your financial professional. Minimum participant account balance requirements may apply. The ProNvest managed account service may not be available in all plans, all contracts, or in all states.

2. THE FOLLOWING IS ADDED TO THE SUPPLEMENT TO YOUR PROSPECTUS DATED MAY 1, 2013, UNDER THE SECTION ENTITLED "HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS":

PRONVEST MANAGED ACCOUNT SERVICE CHARGE

ProNvest charges a quarterly fee at an annual rate up to 1.25% of your Non-Personal Income Benefit variable investment options. The amount of the fee may be lower and varies among broker-dealers.

For EQUI-VEST(R) (Series 201) and EQUI-VEST(R) Strategies/SM/ (Series 901), we will deduct this fee pro rata from your Non-Personal Income Benefit variable investment options and guaranteed interest option first, then from the account for special dollar cost averaging. If those amounts are insufficient, we will deduct the charge from the Segment Holding Account, then pro rata from the Segments. We will not deduct this fee from amounts invested in the Personal Income Benefit variable investment options.

For EQUI-VEST(R) Strategies/SM/ (Series 900), we will deduct this fee pro rata from your Non-Personal Income Benefit variable investment options and guaranteed interest option first, then from the account for special dollar cost averaging. If those amounts are insufficient, we will deduct this charge pro rata from your fixed maturity options. If there are still insufficient funds, we will deduct the charge from the Segment Holding Account, then pro rata from the Segments. We will not deduct this fee from amounts invested in the Personal Income Benefit variable investment options.

                   IM - 32 - 13 (9/13)                    Catalog#151158 (9/13)
                   EV 201, 900 and 901  NB                              #596569

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  EQUI-VEST(R) is issued by and is a registered service mark of AXA Equitable
                    Life Insurance Company (AXA Equitable).
EQUI-VEST(R) Strategies/SM/ is issued by and is a service mark of AXA Equitable.

     Distributed by affiliate AXA Advisors, LLC, and for certain contracts co-distributed by affiliate AXA Distributors, LLC,
               1290 Avenue of the Americas, New York, NY 10104.

   Copyright 2013 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                 212-554-1234